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                                                                      Exhibit 32

                           SECTION 1350 CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nextera Enterprises, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

         (i) the accompanying Annual Report on Form 10-K of the Company for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2004

                         By: /s/ Michael P. Muldowney
                         ----------------------------------------------------
                         President and Chief Financial Officer
                         (Principal Executive Officer and Principal Financial Officer)